DAVID SEROR - Bar No. 67488
ROBYN B. SOKOL - Bar No. 159506
SUSAN K. SEFLIN - Bar No. 213865
JESSICA L. BAGDANOV - Bar No. 281020
EZRA BRUTZKUS GUBNER LLP
21650 Oxnard Street, Suite 500
Woodland Hills, CA 91367
Telephone: (818) 827-9000
Facsimile: (818) 827-9099
Email: dseror@ebg-law.com
rsokol@ebg-law.com
sseflin@ebg-law.com
jbagdanov@ebg-law.com

Attorneys for Chapter 11 Debtor and
Debtor in Possession

FILED & ENTERED

FEB 10 2015

CLERK U.S. BANKRUPTCY COURT
Central District of California
BY nbolte DEPUTY CLERK

UNITED STATES BANKRUPTCY COURT

CENTRAL DISTRICT OF CALIFORNIA

SANTA ANA DIVISION

In re

ISC8, INC.,

Debtor.

Case No. 8:14-bk-15750-SC

Chapter 11

ORDER APPROVING STIPULATION: (1) CONTINUING HEARING ON DEBTOR'S MOTION FOR ENTRY OF AN ORDER AUTHORIZING AND APPROVING THE SALE OF SUBSTANTIALLY ALL OF THE DEBTOR'S ASSETS [DOC. #179]; AND (2) EXTENDING TERMS OF AND CONTINUING HEARING ON DEBTOR'S MOTION FOR ENTRY OF INTERIM AND FINAL ORDERS: (A) AUTHORIZING THE DEBTOR TO BORROW MONEY SECURED BY PROPERTY OF THE ESTATE PURSUANT TO 11 U.S.C. §§ 364(c)(1) & (2) AND 364(d); (B) AUTHORIZING USE OF CASH COLLATERAL; (C) GRANTING ADEQUATE PROTECTION FOR USE OF PREPETITION COLLATERAL; AND (D) GRANTING RELATED RELIEF (11 U.S.C. §§ 363 AND 364; FEDERAL RULE OF BANKRUPTCY PROCEDURE 4001) [DOC. #5]

Current Sale Hearing Date [Doc. #179]:
Date: February 11, 2015 at 10:00 a.m.

Current Cash Coll Hearing Date [Doc. #5]:
Date: February 12, 2015 at 11:00 a.m.

Continued Hearing Dates:
Date: February 19, 2015
Time: 9:00 a.m.
Place: Courtroom 5C
411 West Fourth Street
Santa Ana, CA 92701

The Court, having considered the *Stipulation: (1) Continuing Hearing on Debtor's Motion for Entry of an Order Authorizing and Approving the Sale of Substantially All of the Debtor's Assets [Doc. #179]; and (2) Extending Terms of and Continuing Hearing on Debtor's Motion for Entry of Interim and Final Orders: (A) Authorizing the Debtor to Borrow Money Secured by Property of the Estate Pursuant to 11 U.S.C. §§ 364(c)(1) & (2) And 364(d); (B) Authorizing Use of Cash Collateral; (C) Granting Adequate Protection for Use of Prepetition Collateral; and (D) Granting Related Relief (11 U.S.C. §§ 363 And 364; Federal Rule Of Bankruptcy Procedure 4001) [Doc. #5]* [Doc. #242] (the "Stipulation") entered into among and between ISC8 Inc., the chapter 11 debtor in possession herein (the "Debtor"), the Official Committee of Unsecured Creditors (the "Committee") and the Purchaser[1], and finding good cause appearing therefor,

IT IS HEREBY ORDERED:

1. The Stipulation is approved as set forth in this Order.

2. The Fourth Interim Order, as defined in the Stipulation, are ratified and confirmed except to the extent amended, modified or changed by the Stipulation and this Order.

3. Paragraph 6 of the Fourth Interim Order is amended as follows:

> 6. Cash Collateral: The Debtor is authorized to use cash collateral on an interim basis to pay all of its expenses incurred through February 19, 2015 even if the bills for those expenses are not received prior to February 19, 2015.

4. Paragraph 7 of the Fourth Interim Order is amended as follows:

> 7. Final Hearing: A final hearing on the Motion will be held on February 19, 2015 at 9:00 a.m.

5. The hearing on the DIP/CC Motion currently scheduled for February 12, 2015 at 11:00 a.m. is hereby taken off calendar and is continued to February 19, 2015 at 9:00 a.m.

6. The hearing on the Sale Motion currently scheduled for February 11, 2015 at 10:00 a.m. is hereby taken off calendar and is continued to February 19, 2015 at 9:00 a.m.

7. The continued chapter 11 status conference currently scheduled for February 11, 2015 at 10:00 a.m. is hereby taken off calendar and is continued to February 19, 2015 at 9:00 a.m.

---

[1] Any capitalized term that is not defined in this Order shall have the same meaning ascribed to it in the Stipulation.

8. The hearing on the Debtor's exclusivity motion [Doc. #189] scheduled for hearing on February 19, 2015 at 11:00 a.m. shall be changed to 9:00 a.m. on February 19, 2015.

9. Any deadline in the APA that is affected by the continuance of the hearing on the Sale Motion is extended accordingly including, but not limited to, the sale closing date.

IT IS SO ORDERED.

###

Date: February 10, 2015

Scott C. Clarkson
United States Bankruptcy Judge